UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

Teradyne, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, Massachusetts	01864
(Address of Principal Executive Offices)	(Zip Code)

(978) 370-2700

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 20, 2008, Teradyne, Inc. (“Teradyne”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of Eagle Test Systems, Inc. (“Eagle Test”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following unaudited interim condensed consolidated financial statements of Nextest Systems Corporation (“Nextest”) are attached hereto as Exhibit 99.1:

Nextest Condensed Consolidated Financial Statements as of December 29, 2007 and June 30, 2007 and for the three and six month periods ended December 29, 2007 and December 23, 2006.

The following audited consolidated financial statements of Eagle Test and the related report of its independent auditor is attached hereto as Exhibit 99.3 and incorporated herein by reference:

Eagle Test Systems, Inc. Consolidated Financial Statements as of September 30, 2008 and 2007 and for the years ended September 30, 2008, 2007 and 2006.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Teradyne as of September 28, 2008 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2007 and for the nine months ended September 28, 2008 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP

99.1	Nextest Unaudited Condensed Consolidated Financial Statements December 29, 2007 and June 30, 2007 and for the three and six month periods ended December 29, 2007 and December 23, 2006.

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet of Teradyne as of September 28, 2008 and Unaudited Pro Forma Condensed Combined Statement of Operations of Teradyne for the year ended December 31, 2007 and for the nine months ended September 28, 2008 and the notes to such unaudited pro forma condensed combined financial statements.

99.3	Eagle Test Systems, Inc. Consolidated Financial Statements as of September 30, 2008 and 2007 and for the years ended September 30, 2008, 2007 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERADYNE, INC.

Date: January 30, 2009	By:	/s/ Gregory R. Beecher
	Name: Title:	Gregory R. Beecher Vice President, Chief Financial Officer and Treasurer

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